April 25, 2007

First-Quarter 2007 Results and
Full-Year 2007 Financial Outlook

Exhibit 99.2

Agenda

First-Quarter 2007 Highlights

Bob Rossiter, Chairman and CEO

Operating Priorities

Doug DelGrosso, President and COO

Financial Review

Jim Vandenberghe, Vice Chairman and CFO

Q and A Session

First-Quarter 2007
Highlights

First Quarter 2007
Company Overview

Improved first-quarter financial results and 2007 outlook

Completed North American Interior business joint venture

Continued to manage the business on a product-line basis

Maintained quality and customer service momentum and
received numerous customer awards and industry
recognition

Continued comprehensive global restructuring actions

Expanded infrastructure in Asia; grew total Asian sales

Entered into merger agreement with an affiliate of Carl C.
Icahn

45-day “Go-Shop” or solicitation period ended,

with no competing bids received                                            March 26

Record date for Annual Stockholders’ Meeting                         May 14

Distribute final Proxy and 2006 Annual Report                          Mid-May

Annual Stockholders’ Meeting                                                          June 27

Update on Merger Proposal

Date

Merger-Related Events

2000 – 2005

1994 – 1999

2006 – Forward

Seat
Manufacturer

Evolution of Lear

Total Interior

Capability

Product-Line Focus;

Collaborative Partnership
With Customers

Strategic

Partner

Systems

Integrator

Supplier

Strategic Acquisitions

        Strategic Repositioning

Long-Range Plan
A Strategic Partner For OEMs

Operational Excellence

Major Initiatives Over Time

Strategic Repositioning -- Key Elements

Divest Interior business -- now complete

Focus on strengthening core businesses -- ongoing

Leverage leadership position in Seating Systems

Strengthen capabilities in Electronics and
Electrical Distribution Systems and

Expand capabilities in value-added components

World-class quality and customer satisfaction

Global restructuring and footprint actions

Priority emphasis on Asia / Asian OEM growth

Product innovation with focus on safety and technology

Product-Line Focus

Operating Priorities

Operating Priorities

Making Progress on Operating Priorities

Continued improvement in quality and customer
satisfaction metrics; received numerous customer
awards and industry recognition

Continued progress on global restructuring initiatives
and cost improvements

Significant progress on expanding our infrastructure in
Asia and winning new Asian business globally

Showcased new products and technologies at SAE
World Congress

LEAR CORPORATION

GM

Ford

DAIMLERCHRYSLER

TOYOTA

PORSCHE

mazda

FIAT

SHANGHAI GM

auto motor und sport

Operating Priorities
Major Customer Awards and Industry Recognition

“Supplier of the Year” for global Seating Systems

3 World Excellence Awards--

"Gold Award” for Genk, Belgium seating plant

"Silver Award” for St. Thomas, Ontario Canada seating plant

"Recognition of Achievement” for consumer-driven Six-Sigma at St. Thomas,
Ontario Canada seating plant

“Outstanding Performance – Quality and Delivery”
at East London, South Africa

“Superior Supplier Diversity” and
“Excellence in Quality” at Edinburgh, Indiana

“Outstanding Supplier Performance Award” at Boeblingen, Germany

“Value Analysis / Value Engineering Performance Award” and

“Value Analysis Award” for most cost saving ideas generated

“Supplier Award for Successful Partnership” in Brazil

“Supplier of the Year” at Liuzhou, China

“…Most Impressive Stereo Sound in the World”
(from March 2007 review of Lear’s premium sound system in the BMW M5)

Customer Awards

Industry Recognition

125
100
75
50
25
0
$104
$100
~$100
2005
2006
2007 Outlook

150
100
50
0
~$70
~$100
~$125
2006
2007 Outlook
Ongoing Annual

*

Operating Priorities
Implementing Global Restructuring Initiative *

Initiated closure of 15+ manufacturing facilities and consolidating numerous administrative centers, reducing census by 5-7% and increasing sourcing and engineering in low-cost countries:

Move manufacture of seat components (metals and headrests) to low-cost countries (Northern
Mexico, Eastern Europe and Asia)

Transfer European wire harness operations to low-cost countries (Eastern Europe, North Africa and Asia)

Align production capacity to match customer actions

Streamlined global organizational structure in place

Expect to incur pre-tax costs of approximately $300 million through 2007

Restructuring Investments

Estimated Annual Savings

($ in millions)

($ in millions)

$

$

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

LEAR CORPORATION

Astana
INDIA
BANGLADESH
Dhaka
Hong Kong S.A.R.
Macau
Ocean

Operating Priorities
 Expanding Our Presence in Asia*

China

18 facilities (+6 new in 2007)

2 engineering/R&D centers in Shanghai
(+1 new CTO center in 2007)

18 program launches in 2006

20 program launches in 2007

25 customers

Seats, Electrical Distribution,
Electronics

Korea

4 facilities

1 engineering center in Seoul

Seats

Japan

5 facilities

1 engineering center in Atsugi (Tokyo)

1 engineering center in Hiroshima

Philippines

4 facilities

1 engineering/CTO center in Cebu

Electrical Distribution, Electronics

Thailand

3 facilities

Seats, Seat Trim

India

7 facilities (+3 new in 2007)

1 engineering center in Mumbai

3 program launches in 2006

4 program launches in 2007

7 customers

Seats

*        Includes facilities held through joint ventures.

Other facilities in Asia

Well positioned for growth in fast growing Asian markets

2002
2003
2004
2005
2006
2007 Outlook
Consolidated
Non-consolidated

Operating Priorities
Aggressively Growing Total Asian Sales***

Total Asian Sales -- Core Business **

($ in millions)

2006 Highlights

75% seating / 25% electronics and
electrical

53% in Asia / 44% in North
America / 3% in Europe

2007 Highlights

Automotive leader in China seating
market:

Sales > $500 million*

Supply nearly 20 OEMs on
> 100 vehicle programs

18 facilities with approximately
6,000 employees

Our fastest growing market

9 new facilities in India and China
supporting Ford, Mazda, Chery,
TATA, M&M, BMW and Hyundai

* Includes consolidated and non-consolidated sales.

$500

$950

$1,450

$1,850

~$2,700

$2,200

Targeting Asian Growth Of 25% Annually

**     Includes sales in Asia and with Asian manufactures globally.

***   Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Operating Priorities
New Asian Program Awards in First Quarter **

New Asian Business Awarded In First Quarter
Worth $170 Million Annually *

*        Includes consolidated and non-consolidated sales.
**       Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Customer

Market

Lear Content

Future Vehicle Program(s)

SOP

Nissan Motor Co.

Global

Smart Junction Box

B Car/Light Truck

2008/2009

Hyundai Motor Company

China

Seating

Elantra Notchback

Feb-08

Nissan Motor Co.

Japan

Seating

Micra/March

Mar-09

Nissan Motor Co.

China/Japan

Wire Harnesses

Cube/Quest/Light Truck

2008/2009

Geely Automobile

China

Seating

FC-1 Sedan

Dec-07

Mahindra & Mahindra Limited

India

Seating

Scorpio Export Model

Jun-08

DongFeng Motor Corporation

China

Seating

BF Model

Mar-08

Shanghai General Motors

China

Passenger Seat Belt Alarm

Buick Daewoo Lacetti

Jun-07

LEAR CORPORATION

[Examples of Lear Products and Technologies Featured at SAE World Congress]

SAFETY SYSTEMS

ProTec™ Head Restraint Systems
Active whiplash protection system

COMFORT & CONVENIENCE

Reclining Rear Seat
Adjustable cushions provide greater rear seat comfort

ENVIRONMENTAL SYSTEMS

Dynamic Environmental Comfort System™
Advanced seat comfort using layered/eco-friendly materials

CRAFTSMANSHIP

Aventino™ Collection
Lear's family of premium leather

COMMONIZATION

Lear Flexible Seat Architecture™
Common seat structure adaptable to multiple vehicle platforms

INFOTAINMENT SYSTEMS

Multifunction Seat Back Panel
Seat back panel accommodates storage/multimedia uses

FLEXIBILITY

SmartFold™ Electronic
Electronically controlled seat folding system

Operating Priorities
Production Innovation and Technology – Seating Systems

[Examples of Lear Products and Technologies Featured at SAE World Congress]

SAFETY SYSTEMS

Intelligent Headlamp Systems
Headlights adapt to changing road conditions

COMFORT & CONVENIENCE

TouchTec™ Controls
Touch activated sensors replace mechanical controls

ENVIRONMENTAL SYSTEMS

Hybrid Terminals and Connectors
High-voltage connectors for hybrid vehicle applications

CRAFTSMANSHIP

Ambient Lighting
Customizable interior lighting and effects

COMMONIZATION

Solid-State Smart Junction Box
'Smart' solid-state protection eliminates fuses and relays

INFOTAINMENT SYSTEMS

Rear Entertainment Systems
Multimedia electronics crafted into vehicle interior design

FLEXIBILITY

Power Inverters
12V / 230V enable AC outlets in the vehicle

Operating Priorities
Production Innovation and Technology – Electronics and Electrical

Financial Review

Special items in first quarter:

Consolidated results include North American Interior business

Costs related to divestiture of Interior business

Costs related to restructuring actions and merger proposal

Curtailment gain related to freezing salaried pension plan

First-quarter operating results stronger than expected, reflecting:

Less adverse Lear platform mix globally

Favorable cost performance and operating efficiencies

Full-year outlook updated to reflect improved performance in international operations:

Core operating earnings increased to $580 to $620 million

Free cash flow increased to $240 million

First Quarter 2007
Major Factors Impacting Financial Results*

*    Please see slides titled “Non-GAAP Financial Information” and “Forward Looking Statements” at the end of this presentation for further information.

First Quarter 2007
Industry Environment

First Quarter

First Quarter

2007

2007 vs. 2006

North American Production

Industry

3.8 mil

Down 8%

Big Three

2.4 mil

Down 12%

European Production

Industry

5.1 mil

Flat

Lear's Top 5 Customers

2.6 mil

Flat

Key Commodities (Quarterly Average)

vs. Prior Quarter

Steel (Hot Rolled)

Down 7%

Down 4%

Resins (Polypropylene)

Up 3%

Up 2%

Copper

Down 16%

Up 17%

Crude Oil

Down 4%

Down 9%

First Quarter 2007
Financial Summary*

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions, except net income per share)

First

Quarter 2007

First

Quarter 2006

1Q '07

B/(W) 1Q '06

Net Sales

$4,406.1

$4,678.5

($272.4)

Income Before Interest, Other (Income) Expense

and Income Taxes

$184.4

$54.2

$130.2

Pretax Income

$82.3

$14.8

$67.5

Net Income

$49.9

$17.9

$32.0

Net Income Per Share

$0.64

$0.26

$0.38

SG&A % of Net Sales

2.9

%

3.5

%

0.6

pts.

Interest Expense

$51.5

$47.7

($3.8)

Depreciation / Amortization

$74.5

$97.8

$23.3

Other (Income) Expense, Net

$25.0

($8.3)

($33.3)

First Quarter 2007
Restructuring and Special Items*

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

(in millions)

Income Before

Interest, Other

(Income) Expense

and Income Taxes

Pretax

Income

COGS

SG&A

Loss on

Divestiture/Other

2007 Reported Results

$                     184.4

$               82.3

Reported results include the following items:

Costs related to divestiture of Interior business

$                          8.2

$                33.8

$     6.2

$  2.0

$                25.6

Costs related to restructuring actions

                          15.8

                  15.8

13.3

2.5

                       -

U.S. salaried pension plan curtailment gain

                         (36.4)

                 (36.4)

           -

(36.4)

                       -

Costs related to merger transaction

                            9.4

                    9.4

           -

9.4

                       -

Loss on joint venture transaction

                                -

                    3.9

           -

         -

3.9

2007 Core Operating Results

181.4

$

$             108.8

2006 Core Operating Results

81.2

$

$               15.5

Income Statement Category

Memo:

First Quarter 2007
Net Sales Changes and Margin Impact Versus Prior Year

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(in millions)

Industry Production /

$     (484)

Negative

Primarily lower industry production in

Platform Mix / Net Pricing /

Other

North America (down 8%) and unfavorable

platform mix (Big 3 down 12%)

Global New Business

         280

Positive

GMT 900 pickup and Hyundai Santa Fe in

N.A.; Nissan Qashqai, Range Rover,

Peugeot 207 and Ford Galaxy in Europe;

Hyundai Veracruz in Asia

F/X Translation

         145

Neutral

Euro up 9%, Canadian dollar down 2%

Acquisition / Divestiture

       (213)

Neutral

Divestiture of European Interior business

Commodity / Raw Material

Neutral

Steel down 4% and copper up 17%, with

some prior period recovery

Performance

Positive

Favorable operating performance in core

businesses, including benefits from

restructuring actions

First Quarter 2007
Business Segment Results*

*     Segment earnings represent income (loss) before loss on divestiture, interest, other expense and income taxes.  Please see slides titled “Non-GAAP
       Financial Information” at the end of this presentation for further information.

**    Adjusted segment earnings and % of sales excludes impairments, restructuring costs and other special items of ($3.0) million (Seating - ($4.6), Electronic and Electrical - $20.0,  Interior - $2.4, HQ - ($20.8)) and $27.0 million (Seating - $16.1, Electronic and Electrical - $2.1, Interior - $8.8) for the three months ended 3/31/07 and 4/1/06, respectively.

($ in millions)

2007

2006

Seating

Net Sales

2,994.2

$

2,992.5

$

Reported Segment Earnings*

197.1

$

125.9

$

Adjusted Segment Earnings

192.5

$

142.0

$

% of Sales

6.6

%

4.2

%

Adjusted

% of Sales**

6.4

%

4.7

%

Electronic and Electrical

Net Sales

788.7

$

787.3

$

Reported Segment Earnings*

17.5

$

53.1

$

Adjusted Segment Earnings

37.5

$

55.2

$

% of Sales

2.2

%

6.7

%

Adjusted

% of Sales**

4.8

%

7.0

%

Interior

Net Sales

623.2

$

898.7

$

Reported Segment Earnings*

8.8

$

(59.5)

$

Adjusted Segment Earnings

11.2

$

(50.7)

$

% of Sales

1.4

%

(6.6)

%

Adjusted

% of Sales**

1.8

%

(5.6)

%

Headquarters Costs

Reported Segment Earnings*

(39.0)

$

(65.3)

$

Adjusted Segment Earnings

(59.8)

$

(65.3)

$

Total Company

Reported

184.4

$

54.2

$

Adjusted

181.4

$

81.2

$

First Quarter

First Quarter 2007
Seating Segment Performance*

Explanation of
Year-to-Year Change

Benefit from new Seating business
outside N. A.

Savings from restructuring actions

Ongoing cost and efficiency actions

Improving results in Europe/Asia

Net commodities slightly favorable

Lower industry production and
unfavorable platform mix in N. A.

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information and refer to slide 23 in this presentation for a reconciliation of reported segment earnings to adjusted segment earnings.

Adj. Seg.
Earnings

(in millions)

$142.0                            $192.5

Adjusted Seating Margin

First Quarter 2007
Electronic and Electrical Segment Performance*

Explanation of
Year-to-Year Change

Lower industry production and
unfavorable platform mix in N. A.

Unfavorable net pricing

-/+  Higher copper prices offset by prior
       period recovery

Improving results in Asia

Adj. Seg.
Earnings

(in millions)

$55.2                            $37.5

Adjusted
Electronic and Electrical  Margin

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information and refer to slide 23 in this presentation for a reconciliation of reported segment earnings to adjusted segment earnings.

Adj. Seg.
Earnings

(in millions)

$(50.7)                              $11.2

Adjusted Interior Margin

Adjusted Headquarters Expense

Q1 2007

(5.6%)

1.8%

Elimination of depreciation expense

Ongoing cost and efficiency actions

Lower new program development
and launch costs

Timing of commercial recoveries

Lower industry production and
unfavorable platform mix in N. A.

SG&A efficiencies

Restructuring savings

Interior Segment

Headquarters

Explanation of Year-to-Year Change

Q1 2006

First Quarter 2007
Interior Segment and Headquarters Performance*

(in millions)

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information and refer to slide 23 in this presentation for a reconciliation of reported segment earnings to adjusted segment earnings.

First Quarter 2007
Free Cash Flow*

(in millions)

*   Free Cash Flow represents  net  cash  used in operating activities ($41.8 million for the three months ended 3/31/07) before net change in sold accounts receivable ($38.9 million for the three months ended 03/31/07) (Cash used in Operations), less capital expenditures.  Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

First

Quarter

2007

Net Income

$        49.9

Divestiture of Interior Business

25.6

Depreciation / Amortization

74.5

Working Capital / Other

(152.9)

Cash used in Operations

$          (2.9)

Capital Expenditures

          (29.2)

Free Cash Flow

$        (32.1)

2007 Outlook
Full-Year Production Assumptions*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Full-Year

Change from

2007 Outlook

Prior Year

North American Production

Total Industry

˜ 15.2 mil

flat

Big Three

˜ 9.8 mil

down 4%

European Production

Total Industry

˜ 19.3 mil

flat

Lear's Top 5 Customers

˜ 9.7 mil

down 1%

Euro

$1.32 / Euro

up 5%

Key Commodities

moderating

slightly lower

(except copper)

(except copper)

2007 Outlook
Full-Year Financial Projections*

*  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

**  Subject to actual mix of financial results by country.

2007 Full-Year

Financial Outlook

for Core Business

(excludes Interior business)

Net Sales

˜ $14.8 billion

Core Operating Earnings

$580 to $620 million

Income before interest, other expense,

income taxes, restructuring

costs and other special items

Interest Expense

$210 to $220 million

Pretax Income

$290 to $330 million

before restructuring costs

and other special items

Estimated Tax Expense

$100 to $120 million

**

Pretax Restructuring Costs

˜ $100 million

Capital Spending

˜ $250 million

Depreciation and Amortization

˜ $310 million

Free Cash Flow

˜ $240 million

ADVANCE RELENTLESSLY™

www.lear.com

LEA

NYSE

Listed

R

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding “income before interest, other (income) expense and income taxes,” “income before interest, other (income) expense, income taxes, restructuring costs and other special items” (core operating earnings), “pretax income before restructuring costs and other special items” and “free cash flow” (each, a non-GAAP financial measure).
Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that income before interest, other
(income) expense and income taxes, core operating earnings and pretax income before restructuring costs and other special items are useful  measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Income before interest, other (income) expense and income taxes, core operating earnings, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income, net income, cash provided by (used in) operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information
Cash used in Operations and Free Cash Flow

Three Months

(in millions)

Q1 2007

Net cash used in operating activities

$                (41.8)

Net change in sold accounts receivable

                  38.9

Net cash used in operating activities

before net change in sold accounts receivable

(cash used in operations)

                    (2.9)

Capital expenditures

                  (29.2)

Free cash flow

$               (32.1)

Non-GAAP Financial Information
Core Operating Earnings

Three Months

(in millions)

Q1 2007

Q1 2006

Pretax income

$     82.3

$     14.8

Loss on divestiture of Interior business

       25.6

             -

Interest expense

       51.5

       47.7

Other (income) expense, net

       25.0

        (8.3)

Income before interest, other (income) expense

and income taxes

$   184.4

$     54.2

Costs related to divestiture of Interior business (included in COS and  SG&A)

         8.2

             -

Fixed asset impairment charges

             -

         2.0

Costs related to restructuring actions

       15.8

       25.0

U.S. salaried pension plan curtailment gain

      (36.4)

             -

Costs related to merger transaction

         9.4

             -

Income before interest, other (income) expense,

income taxes, restructuring costs and

other special items

$   181.4

$     81.2

(core operating earnings)

Non-GAAP Financial Information
Pretax Income before Restructuring Costs
   and Other Special Items

Three Months

(in millions)

Q1 2007

Q1 2006

Pretax income

$     82.3

$     14.8

Costs related to divestiture of Interior business

       33.8

             -

Fixed asset impairment charges

             -

         2.0

Costs related to restructuring actions

       15.8

       24.6

U.S. salaried pension plan curtailment gain

      (36.4)

             -

Costs related to merger transaction

         9.4

             -

(Gain) loss related to joint venture transactions

         3.9

      (25.9)

Pretax income before restructuring costs

and other special items

$   108.8

$     15.5

Non-GAAP Financial Information
Segment Earnings Reconciliation

(in millions)

Q1 2007

Q1 2006

Seating

$     197.1

$     125.9

Electronic and Electrical

         17.5

         53.1

Interior

           8.8

        (59.5)

Segment earnings

$     223.4

119.5

$

Corporate and geographic headquarters and

elimination of intercompany activity

        (39.0)

        (65.3)

Income before interest, other (income) expense and income taxes

$     184.4

$       54.2

Loss on divestiture of Interior business

         25.6

              -

Interest expense

         51.5

         47.7

Other (income) expense, net

         25.0

          (8.3)

Pretax income

$       82.3

$       14.8

Three Months

Non-GAAP Financial Information
Adjusted Segment Earnings

Three Months Q1 2007

Three Months Q1 2006

Electronic

and

HQ/

Electronic

and

HQ/

(in millions)

Seating

Electrical

Interior

Other

Seating

Electrical

Interior

Other

Segment earnings

197.1

$

17.5

$

8.8

$

(39.0)

$

125.9

$

53.1

$

(59.5)

$

(65.3)

$

Costs related to divestiture of Interior business

-

-

2.4

5.8

-

-

-

-

Fixed asset impairment charges

-

-

-

-

-

-

2.0

-

Costs related to restructuring actions

(4.6)

20.0

-

0.4

16.1

2.1

6.8

-

U.S. salaried pension plan curtailment gain

-

-

-

(36.4)

-

-

-

-

Costs related to merger transaction

-

-

-

9.4

-

-

-

-

Adjusted segment earnings

192.5

$

37.5

$

11.2

$

(59.8)

$

142.0

$

55.2

$

(50.7)

$

(65.3)

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, fluctuations in the production of vehicles for which the Company is a supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the
Company's ability to mitigate the significant impact of increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the finalization of the Company's restructuring strategy and other risks described from time to time in the Company's Securities and Exchange Commission filings.  In particular, the Company’s financial outlook for
2007 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.  The Company's proposed merger with AREP Car Acquisition Corp. is subject to various conditions including the receipt of the requisite stockholder approval from the Company's stockholders, antitrust approvals and other conditions to closing customary for transactions of this type.  No assurances can be given that the proposed transaction will be consummated or, if not consummated, that the Company will enter into a comparable or superior transaction with another party.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.